Lexmark International Group, Inc.
                        1999 Employee Stock Purchase Plan



1.       Purpose

     The Lexmark International Group, Inc. (the "Company") 1999 Employee Stock Purchase Plan (the "Plan") is intended to provide Eligible Employees who wish to become stockholders (or increase their stockholdings) in the Company with a convenient method of doing so. It is believed that employee participation in ownership of the equity of the Company will be to the mutual benefit of the employees and the Company.

     The Company intends to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

     The Administrator may, from time to time, approve participation in the Plan by employees of any subsidiary corporation of the Company (as defined in Section 424(f) of the Code).

2.       Definitions

     2.1 "Account" shall mean the funds accumulated with respect to a Participant as a result of payroll deductions for the purpose of purchasing stock under the Plan. The funds allocated to a Participant's account shall remain the property of the Participant at all times but may be commingled with the general funds of the Company.

     2.2 "Act" means the Securities Exchange Act of 1934, as amended.

     2.3 "Adjustment Event" shall mean any stock dividend, stock split or share combination of, or extraordinary cash dividend on, the Company Stock or recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Company Stock at a price substantially below Fair Market Value, or other similar event affecting the Company Stock.

     2.4 "Administrator" shall mean a committee comprised of the Chief Financial Officer, Vice President of Human Resources, and Vice President, General Counsel and Secretary of the Company or other such person(s) or entity delegated the responsibility of administering the Plan by the Compensation and Pension Committee of the Board.

     2.5 "Board" shall mean the Board of Directors of the Company.




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     2.6 "Change in Control"  shall mean the  occurrence of any of the following events:

                           (i) a  majority  of the  members  of the Board at any
                   time cease for any reason other than due to death or disability to be persons who were members of the Board twenty-four months prior to such time (the "Incumbent Directors"); provided that any director whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the members of the Board then still in office who are Incumbent Directors shall be treated as an Incumbent Director;

                           (ii) any "person," including a "group" (as such terms
                   are used in Sections 13(d) and 14(d)(2) of the Act, but excluding the Company, its Subsidiaries, any employee benefit plan of the Company or any Subsidiary, employees of the Company or any Subsidiary or any group of which any of the foregoing is a member) is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) under the Act), directly or indirectly, including without limitation, by means of a tender or exchange offer, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; or

                           (iii) the stockholders of the Company shall approve a
                   definitive agreement (x) for the merger or other business combination of the Company with or into another corporation immediately following which merger or combination (A) the stock of the surviving entity is not readily tradeable on an established securities market, (B) a majority of the directors of the surviving entity are persons who (1) were not directors of the Company immediately prior to the merger and (2) are not nominees or representatives of the Company or
                   (C) any "person," including a "group" (as such terms are used in Sections 13(d) and 14(d)(2) of the Act, but excluding the Company, its Subsidiaries, any employee benefit plan of the Company or any Subsidiary, employees of the Company or any Subsidiary or any group of which any of the foregoing is a member) is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) under the Act), directly or indirectly, of 30% or more of the securities of the surviving entity or (y) for the direct or indirect sale or other disposition of all or substantially all of the assets of the Company.

              Notwithstanding the foregoing, a "Change in Control" shall not be deemed to occur in the event the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code.

     2.7  "Company"  means  Lexmark   International   Group,  Inc.,  a  Delaware
corporation, and any successor thereto.

     2.8 "Company Stock" means the Class A common stock of the Company, par value $0.01 per share, or such other shares or kind of securities as determined


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by the Board. For purposes of this Plan, Company Stock includes shares traded on a national securities exchange, authorized but unissued shares, and shares reacquired by the Company and held as an asset.

     2.9 "Compensation" shall mean, subject to the discretion of the Administrator, salary, bonuses, commissions, overtime, shift premiums, holiday pay, vacation pay, and regular Sickness and Accident Income plan payments prior to any payroll deductions.

     2.10 "Designated Subsidiaries" shall mean Lexmark International, Inc., and all other Company subsidiaries, as defined in Section 424(f) of the Code, whose employees have been approved by the Administrator, in its sole discretion, as eligible to participate in the Plan.

     2.11 "Disability" shall mean a physical or mental disability or infirmity of a Participant, as defined in any long-term disability plan sponsored by the Company or any Designated Subsidiary which employs such Participant, or, if no such plan is sponsored by such Participant's employer, the Lexmark Medical Disability Income Plan.

     2.12 "Eligible Employee" shall mean any employee of the Employer who is eligible to participate in the Plan under Section 3 hereof.

     2.13 "Employer" means, individually and collectively, the Company and the Designated Subsidiaries.

     2.14 "Enrollment Period" shall mean the time preceding an Offering Period during which Eligible Employees may elect to participate in the Plan, as determined by the Administrator.

     2.15 "Exercise Date" shall mean the last day of every pay period during an Offering Period, the earliest date thereafter as is administratively feasible, or such other date or dates set forth by the Administrator.

     2.16 "Fair Market Value" means, as of any date of determination, the closing price of a share of Company Stock on a national securities exchange on that day, as reported for such day in the Wall Street Journal, or the last bid price for a share of Company Stock on such day, as reported on a nationally recognized system of price quotation, each with respect to whole shares, and the prorata percentage thereof with respect to fractional shares. In the event that there are no Company Stock transactions reported on such exchange or system on such day, Fair Market Value shall mean the closing price or the last bid price, whichever is applicable, on the immediately preceding day on which Company Stock transactions were so reported.

     2.17 "Grant Date" shall mean the first day of an Offering Period or the earliest date thereafter as is administratively feasible.

     2.18 "Offering Period" shall mean each of the consecutive six calendar month periods during which Participants in the Plan authorize payroll deductions to fund the purchase of shares on their behalf under the Plan. The initial


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Offering Period shall commence  January 1, 2000 and subsequent  Offering Periods shall commence each January 1 and July 1 thereafter during the term of the Plan.

     2.19 "Participant" shall mean an Eligible Employee who is enrolled and participating in the Plan.

     2.20 "Plan Broker" shall mean the stock brokerage or other financial services firm designated by the Administrator to account for and/or hold each Participant's shares, dividends, and distributions.

     2.21 "Purchase Price" shall mean, for each whole or fractional share purchased in accordance with Section 5 hereof, an amount equal to 85%, or such greater percentage as determined by the Administrator in its sole discretion, of the Fair Market Value of Company Stock on the applicable Exercise Date.

     2.22  "Retirement"  shall  mean  a  Participant's   retirement  at  "Normal
Retirement Age" according to the terms of the Lexmark Retirement Growth Account Plan, as amended from time to time.

     2.23  "Subsidiary"   means  any  entity  that  is  directly  or  indirectly
controlled by the Company or any other entity in which the Company has a significant equity interest, as determined by the Administrator.

     2.24 "Trading Day" shall mean a day on which the New York Stock Exchange is open for trading.

3.       Participation

     3.1 Employees of the Company or its Designated Subsidiaries shall be eligible to participate in the Plan following three full months of employment with the Company in accordance with such rules as may be prescribed by the Administrator from time to time. Such rules, however, shall neither permit nor deny participation in the Plan contrary to the requirements of the Code (including, but not limited to, Section 423 (b)(3), (4), (5), and (8) thereof) and to regulations promulgated thereunder.

     3.2 Subject to rules established by the Administrator from time to time, an Eligible Employee may elect to participate in the Plan by entering into a written subscription agreement with an Employer during an Enrollment Period. This agreement shall authorize payroll deductions, as a whole percentage of the Eligible Employee's Compensation up to a maximum of 10% of Compensation per pay period while the Eligible Employee participates in the Plan.

     3.3 All payroll deductions made for a Participant shall be credited to the Participant's Account and will not be credited with any interest at any time. A Participant may not make any separate cash payment into such account. Payment for shares must be made by payroll deduction.



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     3.4 Once an Eligible  Employee  has elected to  participate  in the Plan, a completed, written subscription agreement shall remain in effect, including with respect to subsequent Offering Periods, unless and until the Participant ceases to be an Eligible Employee, withdraws from participation in the Plan or modifies said written subscription agreement. A Participant may authorize an increase or decrease in the amount of payroll deduction up to two times during an Offering Period, but not to exceed two times in any calendar year, by submitting a new subscription agreement. The amount of payroll deduction may also be modified for future Offering Periods by submitting a new subscription agreement during the Enrollment Period for the relevant Offering Period, in accordance with rules and procedure established by the Administrator.

4.       Granting of Option

     4.1 On each Grant Date, a Participant shall be granted an option to purchase during the relevant Offering Period, the number of whole shares, or whole and fractional shares, subject to the discretion of the Administrator, that the Participant may elect to purchase at the applicable Purchase Prices on each Exercise Date during an Offering Period with up to 10% of the Compensation received by the Participant during the Offering Period (or such portion of an Offering Period during which the Eligible Employee participates in the Plan.)

5.       Exercise of Option

     5.1 On each Exercise Date, a Participant who continues to be an Eligible Employee shall be deemed to have exercised an option on such date and to have purchased from the Company the greatest number of whole shares as is equal to or less than, or whole and fractional shares as is equal to, the quotient of the cash amount in the Participant's Account at the end of the relevant pay period divided by the Purchase Price for the relevant pay period. Additional shares covered by the Participant's option shall be purchased in the same manner as of each subsequent Exercise Date during the Offering Period. Any cash amount remaining in a Participant's Account after the purchase of shares shall remain in the Participant's Account for the subsequent purchases, unless the Participant has withdrawn from the Plan pursuant to Section 8.

     5.2 Promptly following each Exercise Date, the shares purchased by a Participant shall be deposited into an account established in the Participant's name at the Plan Broker ("Broker Account").

6.       Limitations on Rights

     6.1 No employee may be granted an option to purchase shares under this Plan if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of all of the classes of stock of the Company or any subsidiary. For purposes of the preceding sentence, the attribution rules of Section 424 (d) of the Code shall apply in determining the stock ownership of an employee, and stock that the employee may purchase under outstanding options shall be treated as stock owned by the employee.


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     6.2 A Participant shall not be entitled to receive an option or the portion of an option which if received by the Participant would cause him or her to have rights to purchase Company Stock having a value in excess of $25,000 under the Plan (and under all employee stock purchase plans of the Company which qualify for treatment under Section 423 of the Code) for any calendar year in which such rights are outstanding (based on the Fair Market Value of such shares as of the Grant Date of the option exercised to purchase the shares).

7.       Number of Shares to be Offered

     7.1 The aggregate number of shares of Company Stock which may be issued under the Plan is 1,500,000.

     7.2 In the event the number of shares to be purchased by Participants during any Offering Period exceeds the number of shares then available for sale under the Plan, the Administrator shall make a pro rata allocation of the shares remaining available in such uniform manner as it shall determine to be equitable. Any excess cash amounts remaining in Participants' Accounts then shall be returned to the Participants as soon as is administratively feasible.

8.       Withdrawal

     8.1 A Participant may withdraw from the Plan at any time by giving written notice, or such other form of notice as then required, to the Administrator.

     8.2 Separation from employment for any reason, including death, disability, termination or retirement, shall be treated as a withdrawal from the Plan.

     8.3 A Participant who ceases to be an Eligible Employee shall be deemed to have withdrawn from the Plan at such time as he ceases to be an Eligible Employee.

     8.4 At the time of withdrawal, any amount in the Participant's Account which has not previously been used to purchase shares will be refunded to the Participant as soon as practicable thereafter.

     8.5 To re-enter the Plan, an Eligible Employee who has previously withdrawn must submit a new written subscription agreement pursuant to Section 3 above.

     8.6 Participants shall be deemed to have withdrawn from the Plan when the Plan is terminated.

9.       Rights not Transferable

     9.1 Neither payroll deductions made by a Participant, nor any rights with regard to the exercise of an option or to receive stock, nor any rights to a return of payroll deductions under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant other than pursuant to a will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect.


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10.      Changes Affecting Lexmark Stock

     10.1 Upon the occurrence of an Adjustment Event, the Board may make such adjustment, if any, as it may deem appropriate, and in accordance with Section 424 of the Code, in the number, kind, and the price of shares available for purchase under the Plan, and in the number of shares which a Participant is entitled to purchase.

11.      Transferring Shares

     11.1 Subject to 11.2 below, a Participant shall be free to undertake a disposition (as that term is defined in Section 424(c) of the Code) of the shares in his Broker Account at any time subsequent to 12 months after the applicable Exercise Date with respect to said shares. This restriction on disposition of shares shall expire in the event of the death, Disability, Retirement of a Participant, or a Change in Control of the Company, or may be waived at such other times as determined by the Administrator in its sole discretion. In the absence of a disposition of the shares, the shares must remain in the Participant's Broker Account until the holding period set forth in
Section 423(a) of the Code has been satisfied. With respect to shares for which the Section 423(a) holding period has been satisfied, the participant may move those shares to another brokerage account of the Participant's choosing, or request that a stock certificate be issued.

     11.2 The Plan is intended to provide Company Stock for investment and not for resale. The Company does not, however, intend to restrict or influence any employee in the conduct of his own affairs. An employee, therefore, may sell stock purchased under the Plan subject to compliance with the terms of this Plan, rules established by the Administrator, and any applicable Federal or state securities laws. The employee assumes the risk of any market fluctuations in the price of Company Stock.

12.      Administration

     12.1 The Administrator is vested with full authority to make, administer, and interpret such rules and regulations as it deems necessary to administer the Plan, and any determination, decision, or action of the Administrator in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive, and binding upon all Participants and any and all persons claiming under or through any Participant.

13.      Term of Plan

     13.1 The Plan will become effective as of January 1, 2000, or as soon as administratively practicable thereafter, subject, however, to approval by the holders of at least a majority of the Company Stock present or represented, and entitled to vote, at the annual meeting of the stockholders to be held April 29, l999. If the Plan is not so approved, the Plan shall not become effective.


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     13.2 The Board shall have the right to amend, modify, or terminate the Plan at any time without notice, provided that no employee's existing rights with respect to any then current Offering Period may be adversely affected thereby, and provided further that (i) no such amendment of the Plan shall, except as provided in Section 10, increase the total number of shares to be offered under the Plan unless stockholder approval is obtained therefor, and (ii) no amendment may cause an option issued under it to fail to meet the requirements of Section 423 of the Code.

      13.3  This Plan shall terminate at the earliest of

                  (i) December 31, 2009;

                  (ii) the date the Board acts to terminate the Plan in accordance with Section 13.2; and

                 (iii) the date  when the total  number  of shares to be offered under this Plan, as set forth in Section 7, have been purchased.

14.       Rights as a Stockholder

     14.1 A Participant shall have no interest or voting right in any shares until such shares have been actually purchased in accordance with Section 5.

15.       Government Regulations

     15.1 The Company's obligation to sell and deliver shares under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance, or sale of such shares.

16.      Miscellaneous

     16.1 The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Participant, including, without limitation, such Participant's estate and the executors, administrator or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such employee.

     16.2 Delaware law shall govern all matters relating to this Plan except to the extent it is superseded by federal law.

     16.3 The Administrator is authorized to make such amendments to the Plan as may be necessary or desirable to facilitate obtaining an effective registration statement with any applicable government agency that regulates securities.



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